    Phoenix Life Variable Accumulation
                  Account                 PHL Variable Accumulation Account
         Phoenix Spectrum Edge(R)+        Phoenix Spectrum Edge(R)+



                          Supplement to Prospectuses

This supplement should be read with the March 9, 2009 supplemented prospectuses for the above variable annuity products.

                The following change is effective March 9, 2009

The portion of the subsection "Selecting a Program and Option-Contracts with Optional Guaranteed Benefits" listing the programs available if the Phoenix Flexible Withdrawal Protector is part of your contract and you applied for your contract on or after March 9, 2009 (p. 19), is deleted and replaced with the following:

   If the Phoenix Flexible Withdrawal Protector is part of your contract and you applied for your contract on or after March 9, 2009, you may only participate in the following programs:

  . Phoenix-Ibbotson Strategic Asset Allocation - Conservative Portfolio

  . Phoenix-Ibbotson Strategic Asset Allocation - Moderately Conservative Portfolio

  . Phoenix-Ibbotson Strategic Asset Allocation - Moderate Portfolio

  . Franklin Templeton Founding Investment Strategy


Date: March 5, 2009  Keep this supplement for future reference.

 TF1053